Exhibit 10.17

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The Securities represented by this Note have not been registered under the
Securities Act of 1933, as amended ("Act"), or applicable state securities laws ("State Acts") and shall not be sold, hypothecated, donated or otherwise transferred unless the Borrower shall have received an opinion of Legal Counsel for the Borrower, or such other evidence as may be satisfactory to Legal Counsel for the Borrower, to the effect that any such transfer shall not require registration under the Act and the State Acts.
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                         MAVERICK BASIN EXPLORATION, LLC

                           12.00% SENIOR SECURED NOTE

$2,050,000                                                                 No: 1

                          DATE OF ISSUE: JULY 14, 2004

         Maverick Basin Exploration, LLC (a Delaware limited liability corporation) (hereinafter referred to as the "Borrower") is indebted and, for value received, herewith promises to pay to:

                             TRIDENT GROWTH FUND, LP

or to its order, (together with any assignee, jointly or severally, the "Holder" or "Lender") on or before July 31, 2005 (the "Termination Date") (unless this Note shall have been sooner called for redemption or presented for conversion as herein provided), the sum of Two Million Fifty Thousand Dollars ($2,050,000) (the "Principal Amount") and to pay interest on the Principal Amount at the rate of twelve percent (12.00%) per annum as provided herein. In furtherance thereof, and in consideration of the premises, the Borrower covenants, promises and agrees as follows:

         1. Interest: Interest on the Principal Amount outstanding from time to time shall accrue at the rate of 12.00% per annum and be payable in cash via wire transfer in monthly installments commencing July 31, 2004 and subsequent payments shall be made on the last day of each month thereafter until the Principal Amount and all accrued and unpaid interest shall have been paid in full. Overdue principal and interest on the Note shall, to the extent permitted by applicable law, bear interest at the rate of 18.00% per annum. All payments of both principal and interest shall be made at the address of the Holder hereof as it appears in the books and records of the Borrower, or at such other place as may be designated by the Holder hereof in writing to Borrower.

         2. Maturity: If not sooner redeemed or accelerated, this Note shall mature on July 31, 2005 at which time all then remaining unpaid principal, interest and any other charges then due under the Loan Agreement shall be due and payable in full via wire transfer.

         3. Optional Redemption: (a) On any interest payment date and after prior irrevocable notice as provided for below, the outstanding principal amount of this Note is redeemable at the option of the Borrower, in whole but not in part, at 100% of par.

         (b) The Borrower may exercise its right to redeem prior to Termination Date by giving notice (the "Redemption Notice") thereof to the Holder as such name appears on the books of the Borrower, which notice shall specify the terms of redemption (including the place at which the Holder may obtain payment), the total principal amount to be redeemed (such principal amount herein called the
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

"Redemption Amount") and the date for redemption (the "Redemption Date"), which date shall not be less than 90 days nor more than 120 days after the date of the Redemption Notice. On the Redemption Date, the Borrower shall pay all accrued unpaid interest on the Note up to and including the Redemption Date, and shall pay to the Holder a dollar amount equal to the Redemption Amount. In the case of Notes called for redemption, the conversion rights will expire at the close of business on the Redemption Date.

         4. Intentionally Deleted:

         5. Intentionally Deleted:

         6. Intentionally Deleted:

         7. Taxes: The Borrower shall pay any documentary or other transactional taxes attributable to the issuance or delivery of this Note.

         8. Default:

         (a) Event of Default: An "Event of Default" shall exist if any one or more of the following events (herein collectively called "Events of Default") shall occur and be continuing:

                  (i) Borrower shall fail to pay (or shall state in writing an intention not to pay or its inability to pay), not later than 10 days after the due date, any installment of interest on or principal of, any Note or any fee, expense or other payment required hereunder;

                  (ii) Any of events stated in Section 7 of the Loan Agreement.

         (b) Remedies Upon Event of Default: If an Event of Default shall have occurred and be continuing, then Lender may exercise any one or more of the following rights and remedies, and any other remedies provided in any of the Loan Documents, as Lender in its sole discretion, may deem necessary or appropriate:

                  (i) declare the unpaid Principal Amount (after application of any payments or installments received by Lender) of, and all interest then accrued but unpaid on, the Notes and any other liabilities hereunder to be forthwith due and payable, whereupon the same shall forthwith become due and payable without presentment, demand, protest, notice of default, notice of acceleration or of intention to accelerate or other notice of any kind, all of which Borrower hereby expressly waives.

                  (ii) reduce any claim to judgment, and/or

                  (iii) without notice of default or demand, pursue and enforce any of Lender's rights and remedies under the Loan Documents, or otherwise provided under or pursuant to any applicable law or agreement, all of which rights may be specifically enforced.

         (c) Remedies Nonexclusive: Each right, power or remedy of the holder hereof upon the occurrence of any Event of Default as provided for in this Note or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other right, power

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                                                     Issuer's Initial___________
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or remedy provided for in this Note or now or hereafter existing at law or in equity or by statute, and the exercise or beginning of the exercise by the holder or transferee hereof of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by the holder of any or all such other rights, powers or remedies.

         (d) Expenses: Upon the occurrence of a Default or an Event of Default, which occurrence is not cured within the notice provisions, if any provided therefore, Borrower agrees to pay and shall pay all costs and expenses (including Lenders attorney's fees and expenses) reasonably incurred by Lender in connection with the preservation and enforcement of Lender's rights under the Loan Agreement, the Notes, or any other Loan Document.

         9. Failure to Act and Waiver: No failure or delay by the holder hereof to require the performance of any term or terms of this Note or not to exercise any right, or any remedy shall constitute a waiver of any such term or of any right or of any default, nor shall such delay or failure preclude the holder hereof from exercising any such right, power or remedy at any later time or times. By accepting payment after the due date of any amount payable under this Note, the holder hereof shall not be deemed to waive the right either to require payment when due of all other amounts payable, or to later declare a default for failure to effect such payment of any such other amount. The failure of the holder of this Note to give notice of any failure or breach of the Borrower under this Note shall not constitute a waiver of any right or remedy in respect of such continuing failure or breach or any subsequent failure or breach.

         10. Consent to Jurisdiction: The Borrower hereby agrees and consents that any action, suit or proceeding arising out of this Note may be brought in any appropriate court in the State of Texas including the United States District Court for the Northern District of Texas, or in any other court having jurisdiction over the subject matter, all at the sole election of the holder hereof, and by the issuance and execution of this Note the Borrower irrevocably consents to the jurisdiction of each such court.

         11. Holders Right to Request Multiple Notes: The Holder shall, upon written request and presentation of the Note, have the right, at any interest payment date, to request division of this Note into two or more units, each of such to be in such amounts as shall be requested; provided however that no Notes shall be issued in denominations of face amount less than $50,000.00.

         12. Transfer: This Note may be transferred on the books of the Borrower by the registered Holder hereof, or by Holder's attorney duly authorized in writing, only upon (i) delivery to the Borrower of a duly executed assignment of the Note, or part thereof, to the proposed new Holder, along with a current notation of the amount of payments received and net Principal Amount yet unfunded, and presentment of such Note to the Borrower for issue of a replacement Note, or Notes, in the name of the new Holder, (ii) the designation by the new Holder of the Lender's agent for notice, such agent to be the sole party to whom Borrower shall be required to provide notice when notice to Lender is required hereunder and who shall be the sole party authorized to represent Lender in regard to modification or waivers under the Note, the Loan Agreement, or other Loan Documents; and any action, consent or waiver, (other than a compromise of principal and interest), when given or taken by Lender's agent for


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                                                     Issuer's Initial___________
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notice, shall be deemed to be the action of the holders of a majority in amount of the Principal Amount of the Notes, as such holders are recorded on the books of the Borrower, and (iii) in compliance with the legend to read "The Securities represented by this Note have not been registered under the Securities Act of 1933, as amended ("Act"), or applicable state securities laws ("State Acts") and shall not be sold, hypothecated, donated or otherwise transferred unless the Borrower shall have received an opinion of Legal Counsel for the Borrower, or such other evidence as may be satisfactory to Legal Counsel for the Borrower, to the effect that any such transfer shall not require registration under the Act and the State Acts."


The Borrower shall be entitled to treat any holder of record of the Note as the Holder in fact thereof and of the Note and shall not be bound to recognize any equitable or other claim to or interest in this Note in the name of any other person, whether or not it shall have express or other notice thereof, save as expressly provided by the laws of Texas.

         13. Notices: All notices and communications under this Note shall be in writing and shall be either delivered in person or by overnight delivery and accompanied by a signed receipt therefor; or mailed first-class United States certified mail, return receipt requested, postage prepaid, and addressed as follows: (i) if to the Borrower at its address for notice as stated in the Loan Agreement; and, (ii) if to the holder of this Note, to the address (a) of such holder as it appears on the books of the Borrower, or (b) in the case of a partial assignment to one or more holders, to the Lender's agent for notice, as the case may be. Any notice of communication shall be deemed given and received as of the date of such delivery if delivered; or if mailed, then three days after the date of mailing.

         14. Maximum Interest Rate: Regardless of any provision contained in this Note, Lender shall never be entitled to receive, collect or apply as interest on the Note any amount in excess of interest calculated at the Maximum Rate, and, in the event that Lender ever receives, collects or applies as interest any such excess, the amount which would be excessive interest shall be deemed to be a partial prepayment of principal and treated hereunder as such; and, if the principal amount of the Note is paid in full, any remaining excess shall forthwith be paid to Borrower. In determining whether or not the interest paid or payable under any specific contingency exceeds interest calculated at the Maximum Rate, Borrower and Lender shall, to the maximum extent permitted under applicable law, (i) characterize any non principal payment as an expense, fee or premium rather than as interest; (ii) exclude voluntary prepayments and the effects thereof, and (iii) amortize, pro rate, allocate and spread, in equal parts, the total amount of interest throughout the entire contemplated term of the Note; provided that, if the Note is paid and performed in full prior to the end of the full contemplated term thereof, and if the interest received for the actual period of existence thereof exceeds interest calculated at the Maximum Rate, Lender shall refund to Borrower the amount of such excess or credit the amount of such excess against the principal amount of the Note and, in such event, Lender shall not be subject to any penalties provided by any laws for contracting for, charging, taking, reserving or receiving interest in excess of interest calculated at the Maximum Rate.


         "Maximum Rate" shall mean, on any day, the less of (i) 18% or (ii) highest nonusurious rate of interest (if any) permitted by applicable law on such day that at any time, or from time to time, may be contracted for, taken, reserved, charged or received on the Indebtedness evidenced by the Note under the laws which are presently in effect of the United States of America and the State of Texas or by the laws of any other jurisdiction which are or may be


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                                                     Issuer's Initial___________
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applicable to the holders of the Note and such Indebtedness or, to the extent permitted by law, under such applicable laws of the United States of America and the State of Texas or by the laws of any other jurisdiction which are or may be applicable to the holder of the Note and which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws now allow.

         15. Rights under Loan Agreement: This Note is issued pursuant to that certain Loan Agreement of approximate date hereof by and between the Lender and Borrower (the "Loan Agreement"), and the holder hereof is entitled to all the rights and benefits, and is subject to all the obligations of Lender under said agreement. Both Borrower and Lenders have participated in the negotiation and preparation of the Loan Agreement and of this Note. Borrower agrees that a copy of the Loan Agreement with all amendments, additions and substitutions therefore shall be available to the Holder at the offices of the Borrower. This Note is secured pursuant to a security agreement of approximate date hereof.

         16. Governing Law: This Note shall be governed by and construed and enforced in accordance with the laws of the State of Texas, or, where applicable, the laws of the United States. There are no unwritten oral agreements between the parties.


                            [Signature page follows]



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                                                     Issuer's Initial___________
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         IN WITNESS WHEREOF, the undersigned Borrower has caused this Note to be duly issued and executed on the Date of Issue as stated above.



Address for Notice:                            Maverick Basin Exploration, LLC
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111 Presidential Blvd, Suite 165
Bala Cynwyd PA 19004                           By:
                                                  ------------------------------
                                                South Oil, Inc.

                                               Attest

                                               By:
                                                  ------------------------------
                                                Name:
                                                Secretary





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                                                     Issuer's Initial___________